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NAME OF SUBSIDIARY                              JURISDICTION OF INCORPORATION
------------------                              -----------------------------

ASC OF CORONA, INC.                             CALIFORNIA

ASC OF LAS VEGAS, INC.                          NEVADA

ASC OF LITTLETON, INC.                          COLORADO

ASC OF MIDWEST CITY, INC.                       OKLAHOMA

ASC OF NEW ALBANY, INC.                         INDIANA

ASC OF PALM SPRINGS, INC.                       CALIFORNIA

ASC OF PONCA CITY, INC.                         OKLAHOMA

ASC OF SPRINGFIELD, INC.                        MISSOURI

ASC OF ST. GEORGE, INC.                         UTAH

AIKEN REGIONAL MEDICAL CENTERS, INC.            SOUTH CAROLINA

ARBOUR ELDER SERVICES, INC.                     MASSACHUSETTS

ARKANSAS SURGERY CENTER OF FAYETTEVILLE, L.P.   ARKANSAS

AUBURN REGIONAL MEDICAL CENTER, INC.            WASHINGTON

BLUEGRASS REGIONAL CANCER CENTER, L.L.P.        KENTUCKY

CAPITOL RADIATION THERAPY, L.L.P.               KENTUCKY

CHALMETTE MEDICAL CENTER, INC.                  LOUISIANA

CHILDREN'S REACH, L.L.C.                        PENNSYLVANIA

CHOATE HEALTH MANAGEMENT, INC.                  MASSACHUSETTS

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COMPREHENSIVE OCCUPATIONAL AND CLINICAL         DELAWARE
HEALTH, INC.

DANVILLE RADIATION THERAPY, L.L.P.              KENTUCKY

DEL AMO HOSPITAL, INC.                          CALIFORNIA

DISTRICT HOSPITAL PARTNERS, L.P.                DISTRICT OF COLUMBIA

DOCTORS' HOSPITAL OF SHREVEPORT, INC.           LOUISIANA

EYE WEST LASER VISION, L.P.                     DELAWARE

FOREST VIEW PSYCHIATRIC HOSPITAL, INC.          MICHIGAN

GLEN OAKS HOSPITAL, INC.                        TEXAS

HRI CLINICS, INC.                               MASSACHUSETTS

HRI HOSPITAL, INC.                              MASSACHUSETTS

HEALTH CARE FINANCE & CONSTRUCTION CORP.        DELAWARE

HOPE SQUARE SURGICAL CENTER, L.P.               DELAWARE

INLAND VALLEY REGIONAL MEDICAL CENTER, INC.     CALIFORNIA

INTERNAL MEDICINE ASSOCIATES OF DOCTORS'        LOUISIANA
HOSPITAL, INC.

LA AMISTAD RESIDENTIAL TREATMENT CENTER, INC.   FLORIDA

LAREDO HOLDINGS, INC.                           DELAWARE

LAREDO REGIONAL MEDICAL CENTER, L.P.            DELAWARE

LAREDO REGIONAL, INC.                           DELAWARE

MADISON RADIATION ONCOLOGY ASSOCIATES, L.L.C.   INDIANA

MANATEE MEMORIAL HOSPITAL, L.P.                 DELAWARE

MCALLEN HOLDINGS, INC.                          DELAWARE
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MCALLEN MEDICAL CENTER PHYSICIANS               TEXAS
GROUP, INC.

MCALLEN MEDICAL CENTER, INC.                    TEXAS

MCALLEN MEDICAL CENTER, L.P.                    DELAWARE

MERIDELL ACHIEVEMENT CENTER, INC.               TEXAS

MERION BUILDING MANAGEMENT, INC.                DELAWARE

NEVADA RADIATION ONCOLOGY CENTER-WEST, L.L.C.   NEVADA

NEW ALBANY OUTPATIENT SURGERY, L.P.             DELAWARE

NORTHERN NEVADA MEDICAL CENTER, L.P.            DELAWARE

NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.         TEXAS

NORTHWEST TEXAS SURGICAL HOSPITAL, L.L.C.       TEXAS

OASIS HEALTH SYSTEMS, L.L.C.                    NEVADA

PROFESSIONAL PROBATION SERVICES, INC.           GEORGIA

PROFESSIONAL SURGERY CORPORATION OF ARKANSAS    ARKANSAS

PUEBLO MEDICAL CENTER, INC.                     NEVADA

RCW OF EDMOND, INC.                             OKLAHOMA

RADIATION THERAPY ASSOCIATES OF                 CALIFORNIA
CALIFORNIA, L.L.C.

RELATIONAL THERAPY CLINIC, INC.                 LOUISIANA

RENAISSANCE WOMEN'S CENTER OF AUSTIN, L.L.C.    TEXAS

RENAISSANCE WOMEN'S CENTER OF EDMOND, L.L.C.    OKLAHOMA

RIVER CREST HOSPITAL, INC.                      TEXAS

RIVER OAKS, INC.                                LOUISIANA

RIVER PARISHES INTERNAL MEDICINE, INC.          LOUISIANA

SOSC, INC.                                      NEW HAMPSHIRE

SOUTHERN INDIANA RADIATION ONCOLOGY             INDIANA
ASSOCIATES, L.L.C.
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SPARKS FAMILY HOSPITAL, INC.                    NEVADA

ST. GEORGE SURGICAL CENTER, L.P.                DELAWARE

ST. LOUIS BEHAVIORAL MEDICINE INSTITUTE, INC.   MISSOURI

SUMMERLIN HOSPITAL MEDICAL CENTER, L.L.C.       DELAWARE

SUMMERLIN HOSPITAL MEDICAL CENTER, L.P.         DELAWARE

SURGERY CENTER OF LITTLETON, L.P.               DELAWARE

SURGERY CENTER OF MIDWEST CITY, L.P.            DELAWARE

SURGERY CENTER OF PONCA CITY, L.P.              DELAWARE

SURGERY CENTER OF SPRINGFIELD, L.P.             DELAWARE

SURGERY CENTER OF WALTHAM,                      MASSACHUSETTS
LIMITED PARTNERSHIP

THE ALLIANCE FOR CREATIVE DEVELOPMENT, INC.     PENNSYLVANIA

THE ARBOUR, INC.                                MASSACHUSETTS

THE BRIDGEWAY, INC.                             ARKANSAS

THE PAVILION FOUNDATION                         ILLINOIS

TONOPAH HEALTH SERVICES, INC.                   NEVADA

TRENTON STREET CORPORATION                      TEXAS

TURNING POINT CARE CENTER, INC.                 GEORGIA

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.           DELAWARE

UHS ADVISORY, INC.                              DELAWARE

UHS HOLDING COMPANY, INC.                       NEVADA

UHS LAS VEGAS PROPERTIES, INC.                  NEVADA

UHS MANAGED CARE OPERATIONS, L.L.C.             PENNSYLVANIA
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UHS MIDWEST CENTER FOR YOUTH AND                INDIANA
FAMILIES, INC.

UHS RECEIVABLES CORP.                           DELAWARE

UHS RECOVERY FOUNDATION, INC.                   PENNSYLVANIA

UHS OF BELMONT, INC.                            DELAWARE

UHS OF BETHESDA, INC.                           DELAWARE

UHS OF D.C., INC.                               DELAWARE

UHS OF DELAWARE, INC.                           DELAWARE

UHS OF FAYETTEVILLE, INC.                       ARKANSAS

UHS OF FLORIDA, INC.                            FLORIDA

UHS OF FULLER, INC.                             MASSACHUSETTS

UHS OF HAMPTON LEARNING CENTER, INC.            NEW JERSEY

UHS OF HAMPTON, INC.                            NEW JERSEY

UHS OF HARTGROVE, INC.                          ILLINOIS

UHS OF MANATEE, INC.                            FLORIDA

UHS OF NEW ORLEANS, INC.                        LOUISIANA

UHS OF ODESSA, INC.                             TEXAS

UHS OF PENNSYLVANIA, INC.                       PENNSYLVANIA

UHS OF PUERTO RICO, INC.                        DELAWARE

UHS OF RIVER PARISHES, INC.                     LOUISIANA

UHS OF TIMBERLAWN, INC.                         TEXAS

UHS OF WALTHAM, INC.                            MASSACHUSETTS

UHSMS, INC.                                     DELAWARE

UHSR CORPORATION                                DELAWARE
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UNIVERSAL COMMUNITY BEHAVIORAL HEALTH, INC.     PENNSYLVANIA

UNIVERSAL HMO, INC.                             NEVADA

UNIVERSAL HEALTH NETWORK, INC.                  NEVADA

UNIVERSAL HEALTH PENNSYLVANIA PROPERTIES, INC.  PENNSYLVANIA

UNIVERSAL HEALTH RECOVERY CENTERS, INC.         PENNSYLVANIA

UNIVERSAL HEALTH SERVICES OF CEDAR HILL, INC.   TEXAS

UNIVERSAL HEALTH SERVICES OF CONCORD, INC.      CALIFORNIA

UNIVERSAL HEALTH SERVICES, INC.                 DELAWARE

UNIVERSAL PROBATION SERVICES, INC.              GEORGIA

UNIVERSAL TREATMENT CENTERS, INC.               DELAWARE

VALLEY HEALTH SYSTEM, L.L.C.                    DELAWARE

VALLEY HOSPITAL MEDICAL CENTER, INC.            NEVADA

VALLEY SURGERY CENTER, L.P.                     DELAWARE

VICTORIA REGIONAL MEDICAL CENTER, INC.          TEXAS

WELLINGTON PHYSICIAN ALLIANCES, INC.            FLORIDA

WELLINGTON REGIONAL MEDICAL CENTER              FLORIDA
INCORPORATED

WESTLAKE MEDICAL CENTER, INC.                   CALIFORNIA